SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - July 27, 2004

DIMECO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	33-58936	23-2250152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Church Street Honesdale, Pennsylvania	18431
(Address if principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1970

N/A

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant

Not applicable

Item 2. Acquisition or Disposition of Assets

Not applicable

Item 3. Bankruptcy or Receivership

Not applicable

Item 4. Changes in Registrant’s Certifying Accountant

Not applicable

Item 5. Other Events

Not applicable

Item 6. Resignations of Registrant’s Directors

Not applicable

Item 7. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

99.    News Release of Registrant, dated July 23, 2004 re: Dimeco, Inc. Announces Earnings at June 30, 2004

Item 8. Change in Fiscal Year

Not applicable

Item 9. Regulation FD Disclosure

Not applicable

Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not applicable

Item 12. Results of Operations and Financial Condition

On July 23, 2004, the Registrant announced its unaudited results of operations for the six months ended June 30, 2004. A copy of the related news release is being filed as Exhibit 99 to this Form 8-K, including Exhibit 99, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dimeco, Inc.
(Registrant)

/s/ Maureen H. Beilman
Maureen H. Beilman
Chief Financial Officer

EXHIBIT INDEX

Exhibit

News Release, of Registrant, dated July 23, 2004, re: Dimeco, Inc. Announces Earnings at June 30, 2004